	FOXBY CORP.
	SCHEDULE OF PORTFOLIO INVESTMENTS
	March 31, 2022
	(Unaudited)

Shares		Value
	Common Stocks (118.24%)
	Automotive Dealers and Gasoline Service Stations (10.72%)
1,360	Asbury Automotive Group, Inc. (a)	$ 217,872
335	AutoZone, Inc. (a)	684,934
1,100	Lithia Motors, Inc.	330,132
		1,232,938

	Building Materials, Hardware, Garden Supply (5.87%)
850	The Home Depot, Inc.	254,431
1,800	Tractor Supply Company	420,066
		674,497

	Business Services (30.74%)
500	Alphabet Inc. Class A (a)	1,390,675
4,500	Check Point Software Technologies Ltd. (a)	622,170
4,600	Kforce Inc.	340,262
1,150	Meta Platforms, Inc. (a)	255,714
7,000	OTC Markets Group Inc.	434,000
4,300	Robert Half International Inc.	490,974
		3,533,795

	Chemical and Allied Products (1.86%)
1,500	Celanese Corporation	214,305

	Communications (2.88%)
17,500	Altice USA, Inc. (a)	218,400
600	Nexstar Media Group, Inc.	113,088
		331,488

	Depository Institutions (2.92%)
29,000	Barclays PLC	229,100
2,000	Citigroup Inc.	106,800
		335,900

	Educational Services (3.38%)
4,000	Grand Canyon Education, Inc. (a)	388,440

	Food and Kindred Products (2.23%)
1,500	Medifast, Inc.	256,170

	Home Furniture, Furnishings, and Equipment Stores (7.67%)
2,300	Best Buy Co., Inc	209,070
11,300	Haverty Furniture Companies, Inc.	309,846
2,500	Williams-Sonoma, Inc.	362,500
		881,416

	Insurance Carriers (14.29%)
440	Anthem, Inc.	216,137
14,500	Essent Group Ltd.	597,545
1,625	UnitedHealth Group Incorporated	828,701
		1,642,383

	Measuring, Analyzing, and Controlling Instruments; Photograpic, Medical and Optical Goods; Watches and Clocks (0.77%)
3,500	Vontier Corporation	88,865

	Metal Mining (10.41%)
13,150	Barrick Gold Corporation	322,570
3,400	BHP Billiton Ltd.	262,650
26,400	Fresnillo plc	255,136
4,480	Newmont Corporation	355,936
		1,196,292

	Non-Depository Credit Institutions (8.51%)
1,000	Credit Acceptance Corporation (a)	550,370
2,300	Discover Financial Services	253,437
4,600	Enova International, Inc. (a)	174,662
		978,469

	Petroleum Refining and Related Industries (2.20%)
8,000	Valvoline Inc.	252,480

	Primary Metal Industries (5.73%)
7,900	Steel Dynamics, Inc.	659,097

	Retail Consulting and Investment (0.00%)
72,728	Amerivon Holdings LLC (a) (b)	0

	Security and Commodity Brokers, Dealers, Exchanges, and Services (2.66%)

400	BlackRock, Inc.	305,668

	Tobacco Products (1.96%)
10,500	Imperial Brands PLC	225,435

	Transportation Equipment (0.74%)
821	LCI Industries	85,228

	Wholesale Trade - Nondurable Goods (2.70%)
40,000	Educational Development Corporation	310,000

	Total common stocks (Cost $9,557,552)	13,592,866

	Preferred Stocks (0.35%)
	Retail Consulting and Investment (0.35%)
254,622	Amerivon Holdings LLC (Cost $497,531) (b)	40,739

	Total investments (Cost $10,055,083) (118.59%) (c)	13,633,605
	Liabilities in excess of cash and other assets (-18.59%)	(2,137,506)

	Net assets (100.00%)	$ 11,496,099

(a) Non-income producing.
(b) Illiquid and/or restricted security that has been fair valued.
(c) The Fund's total investment portfolio value of $13,633,605 has been pledged as collateral for borrowings under the Fund's credit agreement. As of March 31, 2022 there was $1,883,000 in outstanding borrowing.

Notes to Schedule of Portfolio Investments (Unaudited)

Valuation of Investments
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, Foxby Corp. (the “Fund”) may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable or are earlier and less representative of current market value. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by Midas Management Corporation (the “Investment Manager”) under the direction of or pursuant to procedures approved by the Fund’s Board of Directors, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available and reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or traded.

Value Measurements
Inputs to valuation methods are prioritized by a three level hierarchy as follows:

• Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 – unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Restricted and/or illiquid securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Directors. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be categorized in either level 2 or level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2022, in valuing the Fund’s assets. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

Assets	Level 1	Level 2	Level 3	Total
Investments, at value
Common stocks	$ 13,592,866	$ -	$ 0	$ 13,592,866
Preferred stocks	-	-	40,739	40,739
Total investments, at value	$ 13,592,866	$ -	$ 40,739	$ 13,633,605

The following is a reconciliation of level 3 assets:

Preferred Stocks
Balance of level 3 assets at December 31, 2021	$ 57,487
Transfer out of level 3	-
Change in unrealized depreciation	(16,748)
Balance at March 31, 2022	$ 40,739
Net change in unrealized depreciation attributable to assets still held as level 3 at March 31, 2022	$ 16,748

The Investment Manager, as the valuation designee subject to the Board’s oversight, considers various valuation techniques and inputs for valuing assets categorized within level 3 of the fair value hierarchy. These include, but are not limited to: the type of the security; the size of the asset; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; prices of and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer or analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market in which the asset is purchased and sold; multiples of earnings, cash flow, enterprise value, and similar measures; and the discount rate for lack of marketability. Significant changes in any of those inputs in isolation may result in a significantly lower or higher fair value measurement. The pricing of all fair value assets is regularly reported to the Board.

The following table presents additional information about valuation methodologies and inputs used for assets that are measured at fair value and categorized as level 3 as of March 31, 2022:

	Fair Value	Valuation Technique	Unobservable Input	Range
Common stocks
Retail Consulting and Investment	$ 0	Value of liquidation preference per share	Discount rate due to lack of marketability	80%
Preferred stocks
Retail Consulting and Investment	$ 40,739	Value of liquidation preference per share	Discount rate due to lack of marketability	80%

Cost for Federal Income Tax Purposes
As of March 31, 2022, for federal income tax purposes, subject to change, the aggregate cost of securities was $10,055,083 and net unrealized appreciation was $3,578,522, comprised of gross unrealized appreciation of $4,525,531 and gross unrealized depreciation of $947,009. The aggregate cost of investments for tax purposes will depend upon the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations.

Illiquid and Restricted Securities
The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be considered illiquid and/or restricted. Such securities have been valued using fair value pricing. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned as of March 31, 2022 were as follows:

	Acquisition Date	Cost	Value
Amerivon Holdings LLC preferred shares	9/20/07	$ 497,531	$ 40,739
Amerivon Holdings LLC common equity units	9/20/07	0	0
Total		$ 497,531	$ 40,739
Percent of net assets		4.3%	0.4%

Portfolio Concentration
The Fund operates as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “Company Act”), which means that the portion of the Fund’s assets that may be invested in the securities of a single issuer and the amount of the outstanding voting securities of a particular issuer held by the Fund are not limited by the Company Act. The Fund, however, currently intends to continue to conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended, which currently requires that, at the end of each quarter of the taxable year, with respect to 50% of the Fund’s total assets, the Fund limits to 5% the portion of its total assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of the Fund's portfolio, although no single investment can exceed 25% of a Fund's total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject shareholders to more risk.

Foreign Securities Risk
Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political, tax, and economic developments which could adversely affect the value of such securities. Moreover, securities of foreign issuers and securities traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect U.S. investments in the securities of issuers domiciled in those countries.